JPMORGAN TRUST I

JPMorgan Access Funds

JPMorgan Access Growth Fund

(Class A and Class C Shares)

Supplement dated March 11, 2011

to the Summary Prospectus dated November 1, 2010, as supplemented

NOTICE OF REMOVAL OF REDEMPTION FEES. Effective May 2, 2011 (“Effective Date”), the Fund will no longer charge a redemption fee of 2.00% on shares held less than 60 days (“Redemption Fees”). No trades or exchanges made on or after May 2, 2011 will be assessed Redemption Fees, regardless of how long such shares have been held. Shareholders will continue to pay any applicable contingent deferred sales charges on all trades or exchanges. Accordingly, effective on the Effective Date, all references to and disclosure concerning the Redemption Fees for the Fund are deleted from the summary prospectus. Shareholders are reminded that the Fund does not authorize market timing and the Fund will continue to use reasonable methods to identify market timers and to prevent such activity including reviewing “round trips” in and out of the Fund by investors and rejecting certain purchase and exchange orders. For additional information concerning the Fund’s market timing policies, please see “When can I buy shares?” in the “How to Do Business with the Funds” section of the Fund’s statutory prospectus.

Effective immediately, the first paragraph of the summary prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganaccessfunds.com/AccessGrowthFundACShares. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2010, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-AG-AC-311